SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 11, 2003


                                IESI CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                                              75-2712191
(State or Other Jurisdiction of          333-98657              (IRS Employer
         Incorporation)           (Commission File Number)   Identification No.)

                               2301 Eagle Parkway
                                    Suite 200
                             Fort Worth, Texas 76177
          (Address of principal executive offices, including zip code)


                                 (817) 632-4000
              (Registrant's telephone number, including area code)

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ITEM 9    REGULATION FD DISLOSURE and
ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         As previously announced, on November 11, 2003, the Registrant hosted a conference call to discuss its financial results during the fiscal quarter ended September 30, 2003. In addition to the materials contained in the related press release, which was released to the public on November 10, 2003 and filed on a Current Report on Form 8-K on November 12, 2003, certain additional financial information was discussed on the call. That information is contained below.

         A telephonic replay of the call will be available 24 hours a day through November 24, 2003 by calling (877) 347-9473, and entering replay #255579. After November 24, 2003, a replay of the conference call will also be available on the Registrant's website at www.iesi.com (go to "Press Room").

         The Registrant disclosed that:

         o it anticipates generating approximately $4.0 million in income from operations before depreciation, depletion and amortization (which the Registrant previously referred to as "adjusted EBITDA") from the three new landfills in the third quarter and stated that landfills the size of Seneca Meadows typically had margins of income from operations before depreciation, depletion and amortization to revenue of approximately 70-80%.

         o for the third quarter of 2003, it anticipates an internalization of waste rate company-wide of a little less than 50% and, taking into account the acquisition of Seneca Meadows Landfill, post-transaction, a little more than 50%;

         o its recent increase in accounts receivable and current liabilities was primarily attributable to delayed payments from New York City and corresponding delays in the Registrant's payment of related expenses to its vendors and the normal increase in accrued interest expense during the quarter related to its senior notes.

         o taking into account the acquisition of the Seneca Meadows Landfill, the Company anticipates approximately $7-10 million in capital expenditures on an annual basis. The Company stated that it has a goal to expend in capital expenditures of approximately 12% of its 2004 revenues.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             IESI CORPORATION
                             (Registrant)

                             By: /s/ Thomas J. Cowee
                                ------------------------------------------------
                                 Name:  Thomas J. Cowee
                                 Title: Vice President, Chief Financial Officer,
                                        Treasurer and Assistant Secretary

Date:  November 14, 2003